UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

                Date of Report (Date of earliest event reported)
                                 August 25, 2006

                              Aftersoft Group, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-27083                  84-1108035
  (State or other jurisdiction        (Commission              (I.R.S. Employer
       of incorporation)             File Number)            Identification No.)

          Savannah House, 11-12 Charles II Street, London, UK SW1Y 4QU
                    (Address of principal executive offices)

     Registrant's telephone number, including area code 011 44 207 451 2468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 25, 2006, the Company, through a wholly-owned subsidiary, Aftersoft Dealer Software Limited ("Aftersoft Dealer Software"), completed the acquisition (the "Acquisition") of EXP Dealer Software Limited ("EXP Dealer Software") from Auto Data Network, Inc. ("Auto Data Network"). EXP Dealer Software owns and operates Auto Data Network's dealer management ("DMS") business. Pursuant to the terms of a Share Sale Agreement (the "Agreement") dated August 4, 2006 among the Company, Aftersoft Dealer Software and Auto Data Network, Aftersoft Dealer Software acquired 100% of the outstanding shares of EXP Dealer Software from Auto Data Network in exchange for 28 million shares of the Company's common stock. The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Prior to the closing of the Acquisition, Auto Data Network owned approximately 95% of the common stock of the Company and 100% of the common stock of EXP Dealer Software.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Acquisition, the Company issued 28 million shares of its common stock to Auto Data Network in exchange for 100% of the outstanding shares of EXP Dealer Software. The issuance of the shares was exempt from registration in accordance with Section 4(2) of the Securities Act of 1933, as amended, as a transaction by the Company not involving any public offering.

Item 8.01 Other Events.

The Company issued a press release on August 25, 2006 announcing the closing of the Acquisition. That press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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Item 9.01     Financial Statements and Exhibits.

        (a)   Financial statements of businesses acquired
              Financial statements of the business acquired which are required by this item are not included with this initial report on Form 8-K but will be filed not later than November 10, 2006.
        (b)   Pro Forma Financial information
              Pro forma financial information relative to the business acquired which is required by this item is not included with this initial report on Form 8-K but will be filed not later than November 10, 2006.
        (d)   Exhibits.
              The following exhibits are filed with this report.
              10.1           Share Sale Agreement dated August 4, 2006
              99.1           Press release dated August 25, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 31, 2006                            Aftersoft Group, Inc.

                                           By: /s/ Ian Warwick
                                           ------------------------------------
                                           Ian Warwick
                                           Chief Executive Officer and President

Exhibit Index

10.1           Share Sale Agreement dated August 4, 2006
99.1           Press release dated August 25, 2006